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                                   PRESENTATION TO
                              THE BOARD OF DIRECTORS OF
                               CROP GROWERS CORPORATION



                                 DISCUSSION MATERIALS
                                 --------------------


                                    MARCH 5, 1997




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                                  TABLE OF CONTENTS



                                                                     SECTION
                                                                     -------


Transaction Summary of Terms . . . . . . . . . . . . . . . . . . . . . . 1

Selected Crop Growers Corporation Information. . . . . . . . . . . . . . 2

Crop Growers Common Stock Performance Information. . . . . . . . . . . . 3

Publicly Traded Comparable Companies . . . . . . . . . . . . . . . . . . 4

Selected Comparable Non-Life Insurance Transactions. . . . . . . . . . . 5

Discounted Cash Flow Analysis. . . . . . . . . . . . . . . . . . . . . . 6

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                             TRANSACTION SUMMARY OF TERMS

ACQUIROR:               Fireman's Fund Insurance Company ("FF").

TARGET:                 Crop Growers Corporation ("CG").

CONSIDERATION:          $10.25 cash per common share.

FORM OF TRANSACTION:    Proxy solicitation for reverse merger.

SHARES OUTSTANDING:        681,774     (8.6%) Gary Black Shares
                         1,145,703    (14.4%) John Hemmingson Shares
                         6,130,774    (77.0%) Other Shareholder Shares
                        ----------    -------
                         7,958,251   (100.0%) Total Shares Outstanding

VOTING RIGHTS:             681,774     (7.8%) Gary Black Shares
                         1,145,703    (13.2%) John Hemmingson Shares
                           754,717     (8.7%) FF Series A Convertible Preferred
                         6,130,774    (70.3%) Other Shareholder Shares
                        ----------    -------
                         8,712,968   (100.0%) Total Votes Outstanding

OPTIONS: Value of options (i.e. spread between exercise price and $10.25 per share expected to be approximately $850,000).

TRANSACTION VALUE:      Approximately $82 million (includes purchase of Black
                        and Hemmingson Shares at $10.00 per share).

FF PURCHASE:            It is contemplated that FF will purchase Black and
                        Hemmingson Shares for $10.00 per share shortly after execution of the Acquisition Agreement.



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                             TRANSACTION SUMMARY OF TERMS
                                     (CONTINUED)

CONSENT AGREEMENT:      Upon signing, CG waives FF 20% standstill provision
                        subject to Voting Privilages below. FF exercises Right of First Refusal to purchases Black and Hemmingson shares at $10.00 per share (will control 23% of common stock outstanding and 29.7% of total vote). Board to waive Delaware 203, allowing FF to go over 15% without "complicating" acquisition by triggering Section 203 of Delaware law.

OPPORTUNITY TO SHOP;    CG may solicit interest from a specific list of
WINDOWSHOP:             companies proposed by CG and agreed to by FF (see
                        below) until March 28, 1997. Thereafter, CG may entertain unsolicited offers and continue dialogue with interested parties.

TERMINATION FEE:        $2.4 million upon termination of Agreement.  If the
                        termination occurs after March 28, also includes FF out-of-pocket expenses plus internal legal costs.

FIDUCIARY OUT:          Anytime before closing.

VOTING PRIVILEGES:      FF limited to 20% of Total Votes Outstanding as of
                        January 1, 1997 (1,742,593 votes) with regard to any Transaction until December 31. Excess votes during such period vote in proportion to non-interested parties' voting distribution. Excess holdings approximately 9.7% of Total Votes Outstanding assuming
                        Black and Hemmingson Shares are acquired.

LINE OF CREDIT:         FF guarantees to provide $15 mm revolver to CG in the
                        event that CG is unable to secure a working capital facility from another source before March 28, 1997.
                        Committment expires in certain events.

PRESS RELEASE:          Jointly and promptly after signing Agreement.




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                                 PRELIMINARY SCHEDULE

DATE                    ACTIVITY
-----                   --------
March 5                 Board review, and if appropriate, signing of Agreement
                        at market close.
                        Announcement prior to next day's market opening.
                        FF exercises Right of First Refusal.
                        Begin solicitation period.

March 28                End of solicitation period.

March 31                10-K filed.

Late March/Early April  Proxy and Form A's on file.
Mid-May                 Shareholder vote.

Mid-June                Regulatory approval and closing.


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                                     MARKET SHARE


                                 1996 Crop Year(1)
                                                     DIRECT      % OF
         RANK COMPANY NAME                         PREMIUMS     TOTAL
         ---- ------------                         --------     -----

            1 Rain & Hail (CIGNA)                     379.4     23.5%
            2 Crop Growers                            267.6     16.6%
            3 RCIS (Norwest)                          263.7     16.4%
            4 Acceptance                              243.5     15.1%
            5 IGF (Symmons)                           110.7      6.9%
            6 Great American (AFG)                     76.2      4.7%
            7 Blakely                                  71.3      4.4%
            8 North Central                            62.1      3.9%
            9 ITT Hartford                             53.7      3.3%
           10 American Ag                              17.0      1.1%
           11 Country Mutual                           16.4      1.0%
           12 IA Farm Bureau                           15.3      0.9%
           13 Cotton States                            13.3      0.8%
           14 Producers Lloyds                         10.9      0.7%
           15 Millers International                     7.2      0.4%
           16 NE Farm Bureau                            3.0      0.2%
                                                   --------      ----

              Total Private Market               $  1,611.3    100.0%
                                                 ----------    ------
                                                 ----------    ------

(1)Source:  FCIC, as of 1/6/97.

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                                CROP GROWERS




                                   [GRAPH]


See pages 7-17 for plot points.

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                                 RECENT ANNOUNCEMENTS

A:  2/26/96:  Crop Growers target of U.S. Investigation into possible illegal contributions to a congressional campaign of Henry Espy.

B:  2/28/96:  Crop Growers stake raised to 7.54% by Kramer Spellman Group.  The group purchased 131,400 shares at $7.93 to $15.75 a share between Jan. 3 and Feb. 26, 1996.

C:  3/28/96:  Crop Growers posts 4th quarter 1995 loss; CEO takes leave of absence.

D:  5/13/96:  Crop Growers reports record 1st quarter earnings of $7.0 million, or $0.84 a share.

E:  5/30/96:  Crop Growers and Firemans' Fund announce discussions regarding a strategic alliance.  Two ex-officials indicted in Espy probe.

F:  6/3/96:   Crop Growers names Larry Martinez acting chief executive.

G:  7/10/96:  Crop Growers and Fireman's Fund announce formation of new strategic alliance.

H:  8/7/96:   Crop Growers founder indicted in campaign-debt pay-off scheme.
              Crop Growers reports 2nd quarter 1996 loss of $4.6 million or $0.56 a share.

I:  12/20/96: Crop Growers former chairman, attorney convicted of money laundering in Espy case.

J:  1/6/97:   Crop Growers dismissed on 12 of 13 criminal charges.

K:  1/21/97:  Crop Growers settles criminal case.

L:  2/13/97:  Two former Crop Growers executives are acquitted on illegal contribution charges.

M:  2/18/97:  Former Crop Growers Chief Executive John Hemmingson and Gary
              Black agreed to sell their 1,145,703 and 681,744 common shares, respectively, to Great American Insurance Co. of Cincinnati.

N:  2/19/97:  Chicago Corp. lowers 1996 estimate from $0.70 to $0.38 per share.
              Lowers 1997 estimate from $1.10 to $0.14 per share.

O:  3/3/97:   Crop Growers agrees to pay $2.5 million to buyers of its stock from Feb. 13 to May 16, 1995 as part of the settlement of a class-action lawsuit filed against the company. $1.22 million will hit 4th quarter 1996 earnings, with a directors' and officers' insurance policy covering the remainder.

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                         CROP GROWERS PRICE / VOLUME ANALYSIS
                             JANUARY 22, 1996 TO PRESENT

                                                                    CLOSE
                        HIGH       LOW     CLOSING    TRADING     AS A % OF
       DATE             PRICE     PRICE     PRICE     VOLUME       1/22/96
---------------------  --------  --------  --------   ---------   -----------
Jan. 22, 1996          $15.25    $13.50    $14.75      87,300      100.00%
                 23     16.00     14.88     15.50     127,200      105.10%
                 24     16.25     15.00     15.75     146,800      106.80%
                 25     16.25     15.75     16.00      37,200      108.50%
                 26     16.25     15.25     16.00      65,900      108.50%

                 29     16.25     15.50     15.63      17,500      105.90%
                 30     16.25     15.50     16.25       7,300      110.20%
                 31     16.25     15.50     16.25      17,000      110.20%
Feb.  1, 1996           16.25     15.25     15.44      22,300      104.70%
                  2     16.00     15.25     15.25       7,400      103.40%

                  5     15.75     14.50     14.50      60,200       98.30%
                  6     15.00     14.25     14.25      21,800       96.60%
                  7     15.00     14.25     15.00      29,900      101.70%
                  8     15.00     14.50     14.50      24,300       98.30%
                  9     15.00     14.00     14.00      23,100       94.90%

                 12     14.50     13.75     13.75      35,100       93.20%
                 13     14.00     13.50     13.50      52,500       91.50%
                 14     13.56     13.50     13.56       3,600       91.90%
                 15     13.75     13.00     13.75      66,200       93.20%
                 16     13.25     13.25     13.25       5,400       89.80%

                 19     13.25     13.25     13.25          NA       89.80%
                 20     13.88     13.00     13.25      20,800       89.80%
                 21     13.75     13.25     13.75      16,500       93.20%
                 22     13.75     13.13     13.13      26,200       89.00%
                 23     13.50     12.50     12.50      25,300       84.70%

                 26     12.50      6.00      8.50   1,172,400       57.60%
                 27     10.00      8.25      9.25     553,300       62.70%
                 28     10.75      9.25      9.75     292,000       66.10%

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                         CROP GROWERS PRICE / VOLUME ANALYSIS
                             JANUARY 22, 1996 TO PRESENT

                                                                   CLOSE
                        HIGH       LOW    CLOSING     TRADING    AS A % OF
      DATE              PRICE     PRICE    PRICE      VOLUME      1/22/96
---------------------  -------   -------  --------   ---------   ---------
                 29     11.00      9.25     11.00     153,500       74.60%
Mar.  1, 1996           11.00     10.00     10.50      49,800       71.20%

                  4     10.50      9.50      9.75     108,700       66.10%
                  5     10.50      9.75     10.00      69,300       67.80%
                  6     11.25     10.00     10.50      92,700       71.20%
                  7     11.25     10.50     10.88      18,600       73.70%
                  8     11.00      9.50     10.00      40,600       67.80%

                 11     10.50      9.75     10.00      23,400       67.80%
                 12     10.50      9.75     10.25       8,400       69.50%
                 13     10.25      9.50     10.13      47,800       68.60%
                 14     10.50      9.50      9.63      24,600       65.30%
                 15     10.50      9.75      9.75      10,500       66.10%

                 18     10.50      9.63     10.25      17,400       69.50%
                 19     10.25      9.50     10.00      21,400       67.80%
                 20     10.00      9.50      9.50      21,700       64.40%
                 21      9.75      8.75      9.00      33,400       61.00%
                 22      9.50      9.00      9.50       5,100       64.40%

                 25      9.50      9.13      9.13       8,900       61.90%
                 26      9.50      9.00      9.02       4,400       61.10%
                 27      9.50      9.13      9.13      94,100       61.90%
                 28      9.50      9.00      9.13      12,600       61.90%
                 29      9.00      7.25      8.50     436,900       57.60%

Apr.  1, 1996            8.50      7.75      7.75      74,500       52.50%
                  2      8.25      7.00      7.75     383,800       52.50%
                  3      8.25      7.50      7.50      56,300       50.80%
                  4      8.25      7.00      8.25      45,300       55.90%
                  5      8.25      7.00      8.25          NA       55.90%


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                         CROP GROWERS PRICE / VOLUME ANALYSIS
                             JANUARY 22, 1996 TO PRESENT

                                                                   CLOSE
                        HIGH       LOW    CLOSING     TRADING    AS A % OF
       DATE             PRICE     PRICE    PRICE      VOLUME      1/22/96
--------------------    ------    ------  --------   ---------   ---------
                  8      8.50      7.75      8.50      24,800       57.60%
                  9      8.50      7.75      8.25       1,500       55.90%
                 10      8.50      7.75      7.75      15,000       52.50%
                 11      8.25      7.75      8.00       4,900       54.20%
                 12      8.25      8.00      8.25      14,400       55.90%

                 15      8.25      7.75      8.00       3,700       54.20%
                 16      8.25      7.50      7.63      45,000       51.70%
                 17      8.00      7.25      7.63      23,100       51.70%
                 18      7.75      7.00      7.25      62,600       49.20%
                 19      8.00      7.25      8.00      46,200       54.20%

                 22      8.75      7.88      8.50      66,300       57.60%
                 23      8.38      8.00      8.13      24,900       55.10%
                 24      8.75      8.13      8.25      17,900       55.90%
                 25      8.88      8.13      8.50      27,200       57.60%
                 26      9.00      8.38      9.00      15,500       61.00%

                 29      9.25      8.63      9.00      38,900       61.00%
                 30      9.63      8.75      9.13      29,800       61.90%
May. 1, 1996             9.50      8.75      9.50      25,900       64.40%
                  2      9.50      8.75      9.38      10,500       63.60%
                  3      9.38      8.75      9.00      14,400       61.00%

                  6      9.50      9.00      9.38      39,500       63.60%
                  7      9.75      9.13      9.75      14,200       66.10%
                  8      9.75      9.13      9.63      58,700       65.30%
                  9      9.75      8.88      9.00      88,100       61.00%
                 10      9.25      8.88      9.13      49,300       61.90%

                 13      9.38      8.88      9.00      40,000       61.00%
                 14      9.63      9.00      9.25      30,600       62.70%
                 15      9.75      9.00      9.75      57,200       66.10%


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                         CROP GROWERS PRICE / VOLUME ANALYSIS
                             JANUARY 22, 1996 TO PRESENT

                                                                   CLOSE
                        HIGH       LOW    CLOSING     TRADING    AS A % OF
       DATE             PRICE     PRICE    PRICE      VOLUME      1/22/96
--------------------    -----     -----   -------     -------    ---------
                 16     11.00      9.25     10.00     211,700       67.80%
                 17     10.63     10.00     10.50      39,700       71.20%

                 20     10.50     10.13     10.25      67,800       69.50%
                 21     10.38     10.13     10.38      78,600       70.30%
                 22     10.50     10.25     10.50      33,800       71.20%
                 23     10.75     10.25     10.75      20,100       72.90%
                 24     11.00     10.38     11.00      27,700       74.60%

                 27     11.00     10.38     11.00          NA       74.60%
                 28     11.13     10.63     10.88      41,500       73.70%
                 29     11.13     10.63     11.00      18,400       74.60%
                 30     11.75     10.63     10.75     109,900       72.90%
                 31     10.63      9.75     10.38     115,900       70.30%

Jun.  3, 1996           10.50      9.75     10.50      19,700       71.20%
                  4     10.38      9.88      9.88     115,000       66.90%
                  5     10.38      9.88     10.06      20,300       68.20%
                  6     10.38      9.88     10.00      46,100       67.80%
                  7     10.50      9.88     10.25      36,800       69.50%

                 10     10.13      9.88     10.00       4,000       67.80%
                 11     11.25     10.25     10.38     101,200       70.30%
                 12     11.00     10.25     10.50      37,000       71.20%
                 13     11.00     10.00     10.00      33,500       67.80%
                 14     10.50     10.00     10.50       9,600       71.20%

                 17     10.00      9.88      9.88       7,200       66.90%
                 18     10.13      9.88      9.88      24,600       66.90%
                 19     10.50      9.63     10.25       7,000       69.50%
                 20     10.00      9.50      9.50      17,800       64.40%
                 21     10.00      9.50     10.00      27,700       67.80%


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                       CROP GROWERS PRICE / VOLUME ANALYSIS
                           JANUARY 22, 1996 TO PRESENT

                                                               CLOSE
                     HIGH      LOW     CLOSING    TRADING    AS A % OF
      DATE           PRICE    PRICE     PRICE     VOLUME      1/22/96
----------------     -----    -----    -------    -------    ---------

              24     10.00     9.50      9.75      6,100      66.10%
              25     10.00     9.25      9.50     17,600      64.40%
              26      9.50     9.00      9.50     38,200      64.40%
              27      9.13     9.00      9.00     76,600      61.00%
              28      9.63     9.00      9.50     34,700      64.40%

Jul. 1, 1996          9.25     8.75      9.00      8,700      61.00%
               2      9.25     8.69      9.25     29,200      62.70%
               3      9.25     8.63      8.88      8,200      60.20%
               4      9.25     8.63      8.88         NA      60.20%
               5      8.75     8.38      8.75      8,500      59.30%

               8      9.00     8.25      9.00      7,100      61.00%
               9      9.00     8.63      9.00     15,200      61.00%
              10      8.75     8.50      8.50      1,700      57.60%
              11      9.25     8.75      8.75     31,900      59.30%
              12      9.75     8.75      9.75      7,800      66.10%

              15      9.75     9.00      9.00      4,400      61.00%
              16      9.38     9.00      9.00      5,000      61.00%
              17     10.38     9.38      9.75     21,500      66.10%
              18     10.50     9.75     10.25      7,200      69.50%
              19     10.00     9.50      9.50     21,000      64.40%

              22     10.00     9.25      9.25      5,600      62.70%
              23      9.50     8.50      8.50      8,000      57.60%
              24      9.00     8.25      9.00     17,400      61.00%
              25      8.50     8.25      8.25     25,100      55.90%
              26      8.75     8.25      8.38      6,500      56.80%

              29      8.63     8.25      8.63      5,200      58.50%
              30      9.00     8.25      8.75      1,600      59.30%
              31      9.00     8.25      9.00     33,300      61.00%

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                         CROP GROWERS PRICE / VOLUME ANALYSIS
                             JANUARY 22, 1996 TO PRESENT

                                                                   CLOSE
                        HIGH       LOW    CLOSING     TRADING    AS A % OF
      DATE              PRICE     PRICE    PRICE      VOLUME      1/22/96
--------------------    -----     -----   -------     -------    ---------
Aug.  1, 1996            9.00      8.25      8.75       2,200       59.30%
                  2      9.00      8.25      8.25       5,000       55.90%

                  5      9.25      8.50      8.50          NA       57.60%
                  6      9.25      8.50      8.50       1,400       57.60%
                  7      9.25      8.50      9.25         300       62.70%
                  8      8.63      8.25      8.63       5,600       58.50%
                  9      9.00      8.25      8.63       1,800       58.50%

                 12      9.00      8.25      8.63      37,000       58.50%
                 13      8.50      8.25      8.50      88,000       57.60%
                 14      8.50      8.00      8.13       8,500       55.10%
                 15      8.50      8.00      8.13      23,500       55.10%
                 16      8.13      8.00      8.13       2,500       55.10%

                 19      8.50      8.13      8.13       5,200       55.10%
                 20      8.50      7.75      7.94      70,700       53.80%
                 21      8.13      7.75      8.00      21,100       54.20%
                 22      8.13      7.75      8.00      26,600       54.20%
                 23      8.00      7.75      7.75       9,200       52.50%

                 26      7.88      7.75      7.75       6,700       52.50%
                 27      8.00      7.75      7.75      45,900       52.50%
                 28      8.13      7.75      8.13      45,200       55.10%
                 29      8.13      7.88      8.13      10,100       55.10%
                 30      8.13      7.75      8.00       6,800       54.20%

Sep.  2, 1996            8.13      7.75      8.00          NA       54.20%
                  3      7.88      7.50      7.63      18,500       51.70%
                  4      7.75      7.50      7.63      11,600       51.70%
                  5      7.75      7.13      7.13      26,500       48.30%
                  6      7.63      7.13      7.38      28,200       50.00%


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                         CROP GROWERS PRICE / VOLUME ANALYSIS
                             JANUARY 22, 1996 TO PRESENT

                                                                   CLOSE
                        HIGH       LOW    CLOSING     TRADING    AS A % OF
       DATE             PRICE     PRICE    PRICE      VOLUME      1/22/96
--------------------    -----     -----   -------     -------    ---------
                  9      7.63      7.13      7.13       1,700       48.30%
                 10      7.38      7.13      7.25       5,600       49.20%
                 11      7.13      7.13      7.13       2,000       48.30%
                 12      7.13      7.13      7.13       1,000       48.30%
                 13      7.13      7.13      7.13         500       48.30%

                 16      7.38      7.13      7.13       4,600       48.30%
                 17      7.13      7.00      7.13      11,600       48.30%
                 18      7.50      7.00      7.00      30,200       47.50%
                 19      7.50      6.88      6.88      10,900       46.60%
                 20      7.38      6.88      7.25      21,400       49.20%

                 23      7.38      7.00      7.00       3,800       47.50%
                 24      7.38      7.00      7.00      52,800       47.50%
                 25      7.63      7.00      7.63      20,200       51.70%
                 26      7.53      7.00      7.38      38,500       50.00%
                 27      7.63      7.25      7.25       5,500       49.20%

                 30      7.63      7.25      7.38      11,200       50.00%
Oct.  1, 1996            7.63      7.25      7.25       7,400       49.20%
                  2      7.63      7.13      7.13       7,400       48.30%
                  3      7.50      7.13      7.50      10,500       50.80%
                  4      7.75      7.38      7.38      10,400       50.00%

                  7      7.75      7.25      7.50       5,000       50.80%
                  8      7.88      7.25      7.25       4,600       49.20%
                  9      7.50      7.13      7.31       7,700       49.60%
                 10      7.50      7.13      7.13       5,100       48.30%
                 11      7.38      7.13      7.13       1,500       48.30%

                 14      7.50      7.13      7.50       9,500       50.80%
                 15      7.50      7.13      7.13       5,400       48.30%
                 16      7.50      7.13      7.38       5,200       50.00%

--------------------------------------------------------------------------------
[Logo]                                                                  PAGE 13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         CROP GROWERS PRICE / VOLUME ANALYSIS
                             JANUARY 22, 1996 TO PRESENT

                                                                   CLOSE
                        HIGH       LOW    CLOSING     TRADING    AS A % OF
       DATE             PRICE     PRICE    PRICE      VOLUME      1/22/96
--------------------    -----     -----   -------     -------    ---------
                 17      7.38      7.13      7.25      51,000       49.20%
                 18      7.75      7.13      7.25      91,900       49.20%

                 21      7.50      7.13      7.25       7,200       49.20%
                 22      7.25      7.25      7.25      17,300       49.20%
                 23      7.38      7.25      7.25      21,100       49.20%
                 24      7.38      7.25      7.38      32,200       50.00%
                 25      7.50      7.25      7.50       2,700       50.80%

                 28      7.50      7.25      7.25       5,300       49.20%
                 29      7.25      7.25      7.25       7,100       49.20%
                 30      7.38      7.00      7.13      17,400       48.30%
                 31      7.13      6.75      7.13      14,800       48.30%
Nov.  1, 1996            7.00      6.63      6.63      17,400       44.90%

                  4      6.75      6.63      6.63       9,400       44.90%
                  5      6.75      6.63      6.63       8,300       44.90%
                  6      7.00      6.50      6.50      80,700       44.10%
                  7      6.75      6.13      6.13      21,600       41.50%
                  8      6.25      5.88      6.00     110,000       40.70%

                 11      6.63      5.88      6.47     149,200       43.90%
                 12      7.00      6.25      6.63       6,300       44.90%
                 13      7.50      6.88      7.50      12,200       50.80%
                 14      7.31      6.88      7.31      12,000       49.60%
                 15      7.50      7.13      7.19      26,400       48.70%

                 18      7.13      7.13      7.13       1,700       48.30%
                 19      7.25      6.88      7.00      29,300       47.50%
                 20      7.13      6.88      7.00      13,000       47.50%
                 21      7.13      6.88      7.00      13,700       47.50%
                 22      7.13      6.88      7.00      43,200       47.50%


--------------------------------------------------------------------------------
[Logo]                                                                  PAGE 14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         CROP GROWERS PRICE / VOLUME ANALYSIS
                             JANUARY 22, 1996 TO PRESENT

                                                                   CLOSE
                        HIGH       LOW    CLOSING     TRADING    AS A % OF
      DATE              PRICE     PRICE    PRICE      VOLUME      1/22/96
--------------------    -----     -----   -------     -------    ---------
                 25      7.13      6.75      7.00      11,300       47.50%
                 26      7.13      6.88      7.13      35,500       48.30%
                 27      6.94      6.75      6.88      15,200       46.60%
                 28      6.94      6.75      6.88          NA       46.60%
                 29      6.88      6.75      6.88       4,800       46.60%

Dec.  2, 1996            7.00      6.75      6.75      15,300       45.80%
                  3      7.00      6.75      6.75       2,400       45.80%
                  4      7.13      6.63      6.63      21,100       44.90%
                  5      6.63      6.50      6.50       4,700       44.10%
                  6      6.75      6.25      6.50      18,000       44.10%

                  9      6.75      6.25      6.25      32,100       42.40%
                 10      6.50      6.25      6.38      55,600       43.20%
                 11      6.38      6.00      6.19      12,400       41.90%
                 12      6.50      6.13      6.50      21,500       44.10%
                 13      6.63      6.25      6.25       5,800       42.40%

                 16      6.75      6.25      6.25       7,200       42.40%
                 17      6.38      6.13      6.25      28,400       42.40%
                 18      6.63      6.25      6.50      21,900       44.10%
                 19      6.50      6.13      6.25     274,700       42.40%
                 20      6.63      6.25      6.25      28,600       42.40%

                 23      6.50      6.13      6.44      51,700       43.60%
                 24      6.44      6.13      6.25      10,400       42.40%
                 25      6.44      6.13      6.25          NA       42.40%
                 26      6.25      6.13      6.13      58,000       41.50%
                 27      6.38      6.13      6.13      27,100       41.50%

                 30      6.50      6.13      6.25      44,300       42.40%
                 31      7.00      6.13      7.00     101,000       47.50%
Jan.  1, 1997            7.00      6.13      7.00          NA       47.50%


--------------------------------------------------------------------------------
[Logo]                                                                  PAGE 15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         CROP GROWERS PRICE / VOLUME ANALYSIS
                             JANUARY 22, 1996 TO PRESENT

                                                                   CLOSE
                        HIGH       LOW    CLOSING     TRADING    AS A % OF
       DATE             PRICE     PRICE    PRICE      VOLUME      1/22/96
--------------------    -----     -----   -------     -------    ---------
                  2      6.63      6.25      6.25       1,100       42.40%
                  3      6.25      6.25      6.25       1,300       42.40%

                  6      7.00      6.25      6.25       6,000       42.40%
                  7      7.00      6.50      6.50         500       44.10%
                  8      7.13      6.63      7.00       6,900       47.50%
                  9      7.00      6.50      6.75       3,400       45.80%
                 10      6.75      6.50      6.50       5,400       44.10%

                 13      6.88      6.50      6.88       5,000       46.60%
                 14      6.88      6.50      6.50       1,800       44.10%
                 15      7.00      6.50      6.63      52,400       44.90%
                 16      7.00      6.50      6.50      48,600       44.10%
                 17      6.75      6.56      6.63      35,600       44.90%

                 20      7.00      6.50      6.63       2,100       44.90%
                 21      8.38      6.50      8.00     182,000       54.20%
                 22      8.25      7.50      7.50     117,200       50.80%
                 23      7.88      7.50      7.50      40,500       50.80%
                 24      7.88      7.38      7.50      16,600       50.80%

                 27      7.50      7.25      7.25       3,800       49.20%
                 28      7.63      7.25      7.25      21,900       49.20%
                 29      7.50      7.25      7.50      46,600       50.80%
                 30      7.50      7.25      7.25      31,800       49.20%
                 31      7.50      7.25      7.25      14,700       49.20%

Feb.  3, 1997            7.50      7.38      7.44      21,500       50.40%
                  4      7.50      7.00      7.00      18,200      100.00%
                  5      7.38      7.19      7.38       4,400      105.40%
                  6      7.38      7.00      7.25       2,900      103.60%
                  7      7.25      6.88      7.25      12,000      103.60%

--------------------------------------------------------------------------------
[Logo]                                                                  PAGE 16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         CROP GROWERS PRICE / VOLUME ANALYSIS
                             JANUARY 22, 1996 TO PRESENT


                                                                   CLOSE
                        HIGH       LOW    CLOSING     TRADING    AS A % OF
       DATE             PRICE     PRICE    PRICE      VOLUME      1/22/96
--------------------    -----     -----   -------     -------    ---------
                 10      7.25      7.00      7.00       1,000      100.00%
                 11      7.25      6.63      6.69      32,900       95.50%
                 12      7.00      6.63      7.00      32,700      100.00%
                 13      7.50      6.63      7.38      26,400      105.40%
                 14      8.00      7.00      7.50      20,600      107.10%

                 17      8.00      7.00      7.50          NA      107.10%
                 18      8.88      7.13      8.75      73,000      125.00%
                 19      9.13      8.50      8.75      50,900      125.00%
                 20      9.00      8.63      8.88      33,600      126.80%
                 21      9.00      8.25      8.38      14,000      119.60%

                 24      8.88      8.25      8.38      13,200      119.60%
                 25      8.88      8.50      8.88      18,900      126.80%
                 26      8.88      8.38      8.75      11,800      125.00%
                 27      8.88      8.50      8.88       7,600      126.80%
                 28      8.88      8.38      8.38       1,700      119.60%

Mar.  3, 1997            8.63      8.25      8.25      19,700      117.90%

-------------------------------------------
Source: IDD Information Services / Tradline


--------------------------------------------------------------------------------
[Logo]                                                                  PAGE 17
--------------------------------------------------------------------------------

                                     CROP GROWERS
                        13-F INSTITUTIONAL HOLDINGS BY QUARTER
                                 9/30/95 TO 12/31/96



                                                          SHARES HELD AS OF:
                                --------------------------------------------------------------------
INSTITUTION                    12/31/96     9/30/96     6/30/96     3/31/96    12/31/95     9/30/95
--------------------------     --------    --------    --------    --------    --------    --------
Kramer Spellman Lp              805,700     805,700     805,700     676,200     531,800         -
Wells Fargo & Company           258,400         -           -           -           -           -
Dimensional Fund Advs.          150,600     150,600     106,400      97,900      95,400      12,000
Cooperman, Leon G               138,500     102,700      50,000         -           -           -
Barclays Bank Plc               118,061     118,061     140,161         -           -           -
Prudential Ins Co/Amer          110,100     110,100      68,100      90,100      79,800      54,800
Wellington Management Co         94,000      94,000      84,000      70,000     104,800      35,000
Sit Investment Assocs.           87,500         -        87,500     119,500      20,000         -
Credit Suisse Fst Boston         48,600      63,600      53,900         -           -           -
Painewebber Group Inc            25,135      25,135      25,135      24,707      24,507      24,235
Mellon Bank Corporation          18,900      18,900      18,900      30,900      23,100      21,900
Panagora Asset Mgmt Inc          17,100         -           -           -           -           -
Harvard College                  15,000      15,000         -           -           -           -
Bear Stearns & Co                 3,800       2,300         -           -           -           -
World Asset Management            2,900       2,900       2,900       2,200         900         900
ANB Investment Mgmt & Tr          2,800       3,900       4,500       4,500       4,500       2,700
United States Trust/N Y             200         200         200         200         -           -
Rosenberg Inst. Eq. Mgmt            -        16,700         -           -           -           -
New York St Teachers Ret            -           -        34,300      34,300      34,300      34,300
Bankers Trust N Y Corp              -           -         7,800       9,300       8,700       6,900
Travelers Inc                       -           -         4,500       4,500       1,200         -
Bzw Barclays Glbl Invts             -           -           -       128,567     106,967     101,967
Mackenzie Financial Corp            -           -           -        41,000     126,000     126,000
Calif State Teachers Ret            -           -           -        18,800      18,800      18,800
Jacobs Levy Equity Mgmt             -           -           -        14,000      18,300      17,300
Lehman Brothers Hldgs               -           -           -           200         200         -
Essex Investment Mgmt Co            -           -           -           -       210,800     289,675
TCW Group Inc                       -           -           -           -       168,500     214,000
First Bank System Inc               -           -           -           -       117,200     109,600
Fidelity Mgmt & Res Corp            -           -           -           -        30,000     188,000
American Bank St Paul               -           -           -           -        19,475      16,874
Schroder Wertheim Invt              -           -           -           -         2,600       2,600
Great West Life Assur Co            -           -           -           -           500         -
Norwest Bk Minnesota N A            -           -           -           -           300         -
Wisconsin Investmt Board            -           -           -           -           -        90,800
Steinhardt Michael H                -           -           -           -           -        27,200


---------------
(1) Source: CDA Spectrum (December 31, 1996 Form 13-F filings.)


--------------------------------------------------------------------------------
[Logo]                                                                  Page 18
--------------------------------------------------------------------------------

CGRO ANNOUNCES FORMER EXECUTIVE TO SELL SHARES
ABN AMRO CHICAGO CORPORATION -- RESEARCH NOTES

Subject: Crop Growers Corporation                          Opinion
         (CGRO -- 8 1/2) -- *$Nsdq                         -------
                                                           -------
                                                 Current:   HOLD
                                                 -------
Analyst: Steven D. Schwartz, CPA (312) 855-5229   Prior:    HOLD
         Michael F. Grasher      (312) 855-5661
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
Date:    February 19, 1997

--------------------------------------------------------------------------------
              Earnings Per Share      Cal.   Lt.            Shares   52-
          --------------------------  P/E    Grth.           O/S     Week
          12/95   12/96E   12/97E    1996E   Rate    Yield  (Mil.)   Range
--------  -----   ------   ------    -----   -----   -----  -------  -----
Current:  $0.51   $0.38    $0.14     21.1x   20%     0.0%     8.2    30-6
  Prior:          $0.70    $1.10
--------------------------------------------------------------------------------
              1Q/Mar    2Q/Jun    3Q/Sep    4Q/Dec    Total
              ------    ------    ------    ------    -----
1995A         $0.63      0.03      0.41     (0.55)    0.51
1996E          0.88     (0.41)     0.19     (0.31)    0.38
1997E          0.54     (0.42)     0.03     (0.01)    0.14
--------------------------------------------------------------------------------

Lowering Estimates to Reflect Competitive Environment

Great American Agrees to Buy Shares of Former Executives

Great American Offer Highlights Value Inherent in CGRO's Control of Large MPCI Book of Business

Rating Remains HOLD

--------------------------------------------------------------------------------

Updating CGRO 1996 and 1997 EPS Estimates
Following recent discussions with management, we are lowering our 1996 earnings estimates for CGROs for the following reasons;

First, indications are that CNA Insurance has been very aggressive in targeting its former accounts serviced by Crop Growers, and that in certain areas, CNA has been successful. As such, we now expect premium serviced to decline for the year rather than increase.

Second, commission rates paid to retailers are proving sticky. We had previously assumed that mandated cuts in the service fee percentage paid to crop insurers would be offset in part by cuts in the rate paid to retail agents. Due to increasing competition, we expect retail commission rates to decline slightly, if at all.

Third, our previous estimates assumed general expenses would decline relative to premium service year over year. However, given the now expected decline in premium, we believe that general expenses will increase relative to premiums in 1997 putting further stress on margins.

Fourth, because of the reduction in our premium projection our estimate for profit sharing income has been slashed as well.

For 1996 and 1997 we now expect CGRO to report operating EPS of $0.38 and $0.14, respectively. Our admittedly stale 1996 and 1997 estimates had been $0.70 and $1.10.

Our earnings estimate assume that the service fee percentage falls to 28% for crop year 1998 from the current 29% as expected. However, we note that the Clinton administration has proposed within its budget that the rate be lowered to 24%. If this were in fact to happen, we would expect a significantly worse deterioration in margins.

Crop Growers Former Executives To Sell Shares
Crop Growers reported that former CEO, John Hemmingson, has entered into an agreement with Great American Insurance Company of Cincinnati, OH, a subsidiary of American Financial Group (APG-NYSE-37 1/8) to purchase his stake remaining stake in CGRO. In addition, Great American has also agreed to purchase shares held by former CEO, Gary Black. On a combined basis, the two transactions would accumulate to 22.9% of the company's outstanding common shares.

Notice was given under terms of an agreement between Hemmingson and Firemen's Fund Insurance Company, pursuant to which Fireman's Fund has a right of first refusal to purchase Hemmingson's shares. Fireman's Fund has until March 6, 1997 to determine whether to exercise its rights.

Given the current earnings outlook of Crop Growers, we believe Great American's interest is not so much the profitability of CGRO but rather CGRO's book of business (after all as a small player in the crop insurance market. Great American should be aware of the deteriorating fundamentals). Given the actuarial pricing models of the federal government, we know that in an average year, a crop insurer should make approximately 11% on premium written. On $230 million of premium, the expected profit from the CGRO's expected 1997 CGRO book would be $25.3 million. Even after CGRO's share, the remaining profit would be $16.0 million pre-tax or $10.4 million after taxes. If Great American could swing the book of business to itself for only $18 million, such a transaction should prove very attractive, even if Great American would have to wait three years until CGRO's managing general agency agreement with Fireman's Fund lapses.

As a manager of a large, apparently profitable book of business, CGRO controls significant intrinsic value. The question is who will ultimately control that value and whether it will be used to benefit current shareholders. Unless Crop Growers Board of Directors believe, that despite inherent conflicts of interest, that either Fireman's Fund or Great American will work to maximize that value for the benefit of all shareholders, we believe the Board should seek to maximize value by offering the company in an auction process to the buyer who values it most - whether it be the Fund, Great American or some other party.

Rating Remains HOLD
In the face of significant uncertainties surrounding the ultimate outcome of Great American's bid, we are leaving our rating unchanged at HOLD. A purchase of Hemmingson's and Black's stock by either Fireman's Fund or Great American could make it difficult for the intrinsic value controlled by CGRO to be realized given the inherent conflicts of interest between either of these two companies and other shareholders.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 SHARE PRICE ANALYSIS
                        ($ MILLIONS, EXCEPT PER SHARE AMOUNTS)


                                                                        POTENTIAL SHARE PURCHASE PRICES
                                       CGRO     ------------------------------------------------------------------------
                                      VALUE         $  7.00   $  8.00   $  9.00   $ 10.00   $ 10.25   $ 11.00   $ 12.00
                                    --------        -------   -------   -------   -------   -------   -------   -------
PREMIUM TO:
-----------
  CURRENT PRICE (3/3/97)            $  8.250          -15.2%     -3.0%      9.1%     21.2%     24.2%     33.3%     45.5%
    - 1 WEEK PRIOR                     8.375          -16.4%     -4.5%      7.5%     19.4%     22.4%     31.3%     43.3%
    - 4 WEEKS PRIOR                    7.438           -5.9%      7.6%     21.0%     34.5%     37.8%     47.9%     61.3%
    - 60 DAYS PRIOR                    7.000            0.0%     14.3%     28.6%     42.9%     46.4%     57.1%     71.4%

  52 WEEK HIGH (AS OF 3/3/97)       $ 11.750          -40.4%    -31.9%    -23.4%    -14.9%    -12.8%     -6.4%      2.1%
  52 WEEK LOW (AS OF 3/3/97)           5.875           19.1%     36.2%     53.2%     70.2%     74.5%     87.2%    104.3%
  IPO PRICE (6/23/94)                  7.500           -6.7%      6.7%     20.0%     33.3%     36.7%     46.7%     60.0%
  SECONDARY OFFERING PRICE            14.000          -50.0%    -42.9%    -35.7%    -28.6%    -26.8%    -21.4%    -14.3%
   (11/29/94)

MULTIPLE TO EPS: (a)
----------------
  1996 E                            $   0.12           58.3  x   66.7  x   75.0  x   83.3  x   85.4  x   91.7  x  100.0  x
  1997 E                                0.49           14.3      16.3      18.4      20.4      20.9      22.4      24.5
  1998 E                                0.39           17.9      20.5      23.1      25.6      26.3      28.2      30.8

% OF VOLUME TRADED ABOVE DAILY CLOSING PRICE SINCE:
---------------------------------------------------
  LTM                                                  82.6%     54.9%     35.7%     18.5%     11.6%      0.6%      0.0%
  IPO (EXCLUDING FIRST TRADING DAY)                    96.2%     88.4%     79.1%     72.6%     70.3%     66.3%     62.7%



(a) Adjusted earnings estimates provided by Crop Growers. Core operating earnings only. Excludes non-core expenses.
(b) LTM earnings per share excludes substantial one-time charges and legal expenses.

--------------------------------------------------------------------------------
[Logo]                                                                  PAGE 19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         CROP GROWERS TRADED VOLUME ANALYSIS
                                 LATEST TWELVE MONTHS


                  Percent of Total Volume Traded at Specified Prices
                          March 4, 1996 to February 28, 1997

                                       [GRAPH]

                      DAILY CLOSING PRICE     PERCENT TRADED
                             6-7                 17.44
                             7-8                 27.67
                             8-9                 19.19
                             9-10                17.19
                             10-11               18.51

Graph shows 7,859,600 cumulative shares, 96% of the 8,149,000 shares outstanding as reported on 2/28/97.


--------------------------------------------------------------------------------
[Logo]                                                                  PAGE 20
--------------------------------------------------------------------------------

                         CROP GROWERS TRADED VOLUME ANALYSIS
                                 LATEST TWELVE MONTHS

 PRICE GREATER           NUMBER OF          TRADED VOLUME      % OF TOTAL
THAN OR EQUAL TO       SHARES TRADED        IN PRICE RANGE       SHARES
-----------------    -----------------    -----------------    -----------
   $      11.00              46,100              46,100            0.6%
          10.50             468,700             422,600            6.0%
          10.00           1,454,800             986,100           18.5%
           9.50           2,092,900             638,100           26.6%
           9.00           2,805,700             712,800           35.7%
           8.50           3,757,800             952,100           47.8%
           8.00           4,313,600             555,800           54.9%
           7.50           5,375,500           1,061,900           68.4%
           7.00           6,488,500           1,113,000           82.6%
           6.50           6,934,100             445,600           88.2%
           6.00           7,859,600             925,500          100.0%
                      -------------
                          7,859,600
                      -------------
                      -------------

   $      10.25             909,000                               11.6%


--------------------------------------------------------------------------------
[Logo]                                                                  Page 21
--------------------------------------------------------------------------------

                         CROP GROWERS TRADED VOLUME ANALYSIS
                      IPO TO PRESENT EXCLUDING FIRST TRADING DAY


                  Percent of Total Volume Traded at Specified Prices
                          June 23, 1994 to February 28, 1997

                                       [GRAPH]

                      DAILY CLOSING PRICE     PERCENT TRADED
                             6-9                 20.87
                             9-12                16.39
                             12-15               36.80
                             15-18               14.40
                             18-21               3.05
                             21-24               1.52
                             24-27               3.55
                             27-30               1.73
                             30-33               1.70

                                 DAILY CLOSING PRICE

Graph shows 35,829,000 cumulative shares, 440% of the 8,149,000 shares outstanding as reported on 2/28/97.


--------------------------------------------------------------------------------
[Logo]                                                                  Page 22
--------------------------------------------------------------------------------

                         CROP GROWERS TRADED VOLUME ANALYSIS
                      IPO TO PRESENT EXCLUDING FIRST TRADING DAY
                     -------------------------------------------

  Price Greater         Number of        Traded Volume       % of Total
Than or Equal To      Shares Traded      in Price Range        Shares
----------------      -------------      --------------      ----------

    $     32.00             208,000             208,000            0.6%
          31.00             439,000             231,000            1.2%
          30.00             608,300             169,300            1.7%
          29.00           1,055,300             447,000            2.9%
          28.00           1,055,300                 -              2.9%
          27.00           1,226,400             171,100            3.4%
          26.00           1,468,700             242,300            4.1%
          25.00           1,828,300             359,600            5.1%
          24.00           2,497,700             669,400            7.0%
          23.00           2,831,300             333,600            7.9%
          22.00           2,914,300              83,000            8.1%
          21.00           3,043,400             129,100            8.5%
          20.00           3,365,000             321,600            9.4%
          19.00           3,568,000             203,000           10.0%
          18.00           4,134,500             566,500           11.5%
          17.00           5,637,600           1,503,100           15.7%
          16.00           7,201,000           1,563,400           20.1%
          15.00           9,292,800           2,091,800           25.9%
          14.00          12,554,800           3,262,000           35.0%
          13.00          16,921,600           4,366,800           47.2%
          12.00          22,476,900           5,555,300           62.7%
          11.00          23,747,200           1,270,300           66.3%
          10.00          25,998,900           2,251,700           72.6%
           9.00          28,350,600           2,351,700           79.1%
           8.00          31,686,800           3,336,200           88.4%
           7.00          34,457,900           2,771,100           96.2%
           6.00          35,829,000           1,371,100          100.0%
                      -------------
                         35,829,000
                      -------------
                      -------------

    $     10.25          25,188,800                               70.3%

--------------------------------------------------------------------------------
[Logo]                                                                  Page 23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        SERVICE COMPANY AND BROKER INDUSTRY VALUATIONS AND MARKET PERFORMANCE



                                                                        PRICING MULITPLES                     5 YR.
                                         MARKET     TOTAL     -------------------------------------           PROJ.
                               3/3/97    VALUE      ASSETS    1996 E    1997 E    1998 E     MKT. /     DIV.   EPS
                               PRICE     ($ MIL)   ($ MIL)    P/E (1)   P/E (1)   P/E (1)   BOOK (2)    YIELD GROWTH
                              --------  --------  ---------   -------   -------   -------   --------    ----- -------
CROP GROWERS                  $  8.250  $   66.0  $   370.6    21.7   X   58.9  X   N/A   X   1.5    X  0.0%    20.0%
  COMPANY MODEL DATA                                           68.8  (4)  16.8 (4) 21.2  (4)

-----------------------------------------------------------------------------------------------------------------------

CROP INSURANCE PARTICIPANTS
------------------------------

Acceptance Insurance          $ 21.250  $  324.0  $ 1,077.4    11.1   X   9.4    X  N/A   X   1.6    X  0.0%     N/A

Symons International            16.125     112.9      398.5     8.7       8.0       N/A       2.8       0.0%     N/A

-----------------------------------------------------------------------------------------------------------------------

BROKERS
------------------------------

Acordia, Inc.                 $ 31.750  $  446.4  $   752.9    16.0   X  14.4    X  13.4  X   2.0    X  2.5%    15.0%

E.W. Blanch Holdings            23.000     304.9      529.5    15.0      12.2       10.6      3.9       1.7%    15.0%

A.J. Gallagher (5)              30.875     501.0      561.5    11.7      11.3       10.1      4.0       4.0%     9.5%

Hilb, Rogal & Hamilton          13.250     178.9      166.1    15.6      14.4       14.7      3.3       4.7%     N/A

Marsh & McLennan               117.250   8,420.6    4,300.8    18.6      16.6       14.7      5.4       3.1%    10.3%

Poe & Brown                     27.250     237.0      164.3    14.3      12.4       10.8      4.1       1.9%     N/A


MEAN                                                           15.2   X  13.6    X  12.4  X   3.8    X  3.0%    12.5%

ADJUSTED MEAN (6)                                              15.2      13.4      12.4       3.8       2.9%    12.7%

MEDIAN                                                         15.3      13.4      12.1       3.9       2.8%    12.7%

HIGH                                                           18.6      16.6      14.7       5.4       4.7%    15.0%

LOW                                                            11.7      11.3      10.1       2.0       1.7%     9.5%

-----------------------------------------------------------------------------------------------------------------------

                              PRICE PERFORMANCE                           % OF
                              -----------------       52-WEEK RANGE        52
                                 30      60       --------------------    WEEK
                                DAYS    DAYS         LOW         HIGH     RANGE
                              ------    -----     --------     --------   -----
CROP GROWERS                    24.5%   32.0%     $  5.875     $ 11.750   40.4%
  COMPANY MODEL DATA

--------------------------------------------------------------------------------

CROP INSURANCE PARTICIPANTS
------------------------------

Acceptance Insurance             9.7%    3.7%     $ 14.125     $ 22.500   85.1%

Symons International            -3.7%    N/A        13.375       18.000   59.5%

--------------------------------------------------------------------------------

BROKERS
------------------------------

Acordia, Inc.                   13.9%    7.6%     $ 27.250     $ 33.750   69.2%

E.W. Blanch Holdings            15.0%   21.1%       17.750       25.500   67.7%

A.J. Gallagher (5)               2.9%    2.9%       29.125       39.250   17.3%

Hilb, Rogal & Hamilton          -0.9%   -0.9%       11.375       14.000   71.4%

Marsh & McLennan                10.0%    5.9%       88.000      123.000   83.6%

Poe & Brown                      1.4%    1.9%       22.750       27.500   94.7%


MEAN                             7.0%    6.4%                             67.3%

ADJUSTED MEAN (6)                7.0%    4.6%                             73.0%

MEDIAN                           6.4%    4.4%                             70.3%

HIGH                            15.0%   21.1%                             94.7%

LOW                             -0.9%   -0.9%                             17.3%
--------------------------------------------------------------------------------


(1) BASED ON FIRST CALL EARNINGS ESTIMATES. 1996 EARNINGS ARE ACTUAL EXCEPT IN INSTANCES WHERE 1998 ESTIMATES ARE NOT AVAILABLE.

(2) BOOK VALUE IS PRE-FASB 115.

(3) ESTIMATES ARE FROM S & P EARNINGS GUIDE.

(4) PRELIMINARY COMPANY MODEL BASED ON CFO'S MODEL FOR EVALUATING FINANCING ALTERNATIVES. CORE OPERATING EARNINGS ONLY. EXCLUDES NON-CORE EXPENSES.

(5) FOCUSES ON NON-TRADITIONAL ALTERNATIVE RISK INSURANCE PRODUCTS.

(6) EXCLUDES HIGH AND LOW.


--------------------------------------------------------------------------------
[Logo]                                                                 PAGE 24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  EXCESS AND SURPLUS LINES INSURANCE INDUSTRY VALUATIONS AND MARKET PERFORMANCE

                                                                        PRICING MULTIPLES                           5 YR.
                                          MARKET    TOTAL      ---------------------------------------            PROJ.
                                3/3/97    VALUE     ASSETS     1996 E    1997 E     1998 E    MKT. /        DIV.   EPS
                                PRICE    ($ MIL)   ($ MIL)     P/E (1)   P/E (1)    P/E (1)   BOOK (2)     YIELD  GROWTH
                             ---------  --------- ---------    ------    -------    -------   --------     -----  ------
Acceptance Insurance         $  21.250  $   324.0 $ 1,077.4     11.1  X    9.4    X   N/A   X    1.6   X    0.0%    N/A

Berkley, W.R. Corp.             53.000    1,040.1   3,814.0     14.7      12.3       10.6        1.2        1.0%    7.0%

Capsure Holdings                10.875      171.3     408.2      9.9      13.9       11.7        1.4        0.0%   13.0%

Exel Ltd.                       44.500    3,881.1   4,549.5     14.2      12.5       11.4        2.1        2.2%   11.0%

Gainsco, Inc.                    9.250      198.4     289.4     12.5       9.8        8.6        1.8        0.6%    7.0%

HCC Insurance Holdings (3)      23.500      815.0     743.2     19.4      17.0       13.3        3.6        0.3%   23.3%

Markel Corp.                   109.250      597.2   1,388.1     19.1      16.0       12.8        2.4        0.0%   23.0%

NYMAGIC, Inc.                   20.750      215.5     700.3     11.0      10.4        N/A        1.2        1.9%   -3.0%

RLI Corp.                       34.625      271.5     836.6     12.1      11.2       10.2        1.5        1.6%   12.0%


MEAN                                                            13.8  X   12.5   X   11.2   X    1.9   X    0.9%   11.7%

ADJUSTED MEAN (4)                                               13.5      12.3       11.3        1.7        0.8%   12.2%

MEDIAN                                                          12.5      12.3       11.4        1.6        0.6%   11.5%

HIGH                                                            19.4      17.0       11.3        3.6        2.2%   23.3%

LOW                                                              9.9       9.4        8.6        1.2        0.0%   -3.0%
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------



                             PRICE PERFORMACE                             % OF
                             -----------------       52-WEEK RANGE         52
                                30       60       -------------------     WEEK
                               DAYS     DAYS         LOW        HIGH      RANGE
                             ------    ------     --------    --------    ------
Acceptance Insurance           9.7%      3.7%     $ 14.125    $ 22.500     85.1%

Berkley, W.R. Corp.           14.3%      0.2%       40.250      53.500     96.2%

Capsure Holdings               1.2%      4.8%        8.000      18.875     26.4%

Exel Ltd.                     11.9%     18.3%       31.750      45.125     95.3%

Gainsco, Inc.                  1.4%      1.4%        8.750      11.750     16.7%

HCC Insurance Holdings (3)   -17.2%    -10.5%       19.125      32.750     32.1%

Markel Corp.                  15.0%     27.8%       78.000     111.750     92.6%

NYMAGIC, Inc.                 13.7%     11.4%       17.000      20.750    100.0%

RLI Corp.                      6.5%      6.9%       22.375      36.625     86.0%


MEAN                           6.3%      7.1%                              70.0%

ADJUSTED MEAN (4)              8.4%      6.7%                              73.4%

MEDIAN                         9.7%      4.8%                              86.0%

HIGH                          15.0%     27.8%                             100.0%

LOW                          -17.2%    -10.5%                              16.7%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------


(1) BASED ON FIRST CALL EARNINGS ESTIMATES. 1996 EARNINGS ARE ACTUAL EXCEPT IN INSTANCES WHERE 1998 ESTIMATES ARE NOT AVAILABLE.

(2) BOOK VALUE IS PRE-FASB 115.

(3) ON JANUARY 17, 1997, HCC AGREED TO ACQUIRE AVEMCO CORP. FOR $237 MILLION IN STOCK.

(4) EXCLUDES HIGH AND LOW.




--------------------------------------------------------------------------------
[Logo]                                                                 PAGE 25
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                    SELECTED PROPERTY & CASUALTY INSURANCE MERGER & ACQUISITION ACTIVITY
                                                      PUBLIC TARGETS:  1992 TO PRESENT
                                                   PENDING DEALS GREATER THAN $50 MILLION




DEAL DATE        DATE
#    ANNOUNCED   EFFECTIVE   TARGET NAME                             TARGET BUSINESS DESCRIPTION
---- ---------   ---------   -----------                             ---------------------------
     PENDING TRANSACTIONS
     --------------------

1    01/17/97                Avemco Corp                             Fire, marine and casualty insurance

2    12/11/96                Alexander & Alexander Services          Insurance brokerage services

3    09/16/96                Pac Rim Holding Corp                    Workers' compensation services



4    02/20/96                Financial Institutions Insurance Group  D&O, prof liab, fidelity, bond


     WITHDRAWN TRANSACTIONS
     ----------------------

1    02/27/96    (b)         Midland Financial Group Inc             Substandard auto

                                                                     ALL DEALS



                                         VALUE
                                          OF
DEAL                                      DEAL                                                          TRANSACTION   TRANSACTION
 #   ACQUIROR NAME                       ($MIL)   CONSIDERATION                               FORM      CY P/E        NY P/E
---- -------------                       -----    -------------                               ----      -----------   -----------

1   HCC Insurance Holdings Inc.          $236.6   1 share common/share common                 Merger    23.3    x     18.0    x

2   Aon Corp.                            1,227.5  $17.5 cash/sh com; $17.5 cash/Class A sh    Merger    21.3          18.2
                                                  com; $17.5 cash/Class C sh com; $120 mil
                                                  cash/ Series A convertible pfd; $317.5 mil
                                                  cash/Series B cumulative convertible pfd

3   Superior National Insurance Group       54.0  $3 cash/sh com; cash/warrant; plus the      Merger    17.6   (a)    N/A
                                                  assumption approximately $25.5 mil in
                                                  liabilities

4   John Dore (Co. Pres) and Castle         54.1  $54.1 mm or $16/share accounting for the    Acq. of   12.3   (a)     N/A
    Harlan                                        20% stock div payable 2/22                  Assets


1   Danielson Holding Corp                  80.0  $14.50 cash and shs com & pfd/sh com,       Merger     9.0           N/A
                                                  whereby 50% of consideration to be paid in
                                                  cash, 40% in com and 10% in pfd

    MEAN                                                                                                16.7    x      18.1  x
    ADJUSTED MEAN (EXCLUDES HIGH & LOW)                                                                 17.1           NMF
    HIGH                                                                                                23.3           18.2
    LOW                                                                                                 9.0            18.0





----------------------------------------------------------
 (a) TRANSACTION MULTIPLES FOR PAC RIM AND FINANCIAL INSTITUTIONS INSURANCE ARE BASED ON ACTUAL LTM EARNINGS.
 (b)  ON JULY 25, 1996, DANIELSON ANNOUNCED THAT THE MERGER HAD BEEN WITHDRAWN.

--------------------------------------------------------------------------------
[Logo]                                                                  PAGE 26
--------------------------------------------------------------------------------

     SELECTED PROPERTY & CASUALTY INSURANCE MERGER & ACQUISITION ACTIVITY
                           PUBLIC TARGETS:  1992 TO PRESENT
                         PENDING DEALS GREATER THAN $50 MILLION
                                     (CONTINUED)



                                                                          PREMIUM    PREMIUM    PREMIUM    PREMIUM     PREMIUM
                                                                           1 DAY     1 WEEK     4 WEEKS    6 MONTHS  1 YEAR PRIOR
DEAL     DATE        DATE                                                 PRIOR TO   PRIOR TO   PRIOR TO   PRIOR TO    PRIOR TO
 #    ANNOUNCED   EFFECTIVE  TARGET NAME                                  ANN DATE   ANN DATE   ANN DATE   ANN DATE    ANN DATE
----  ---------   ---------  -------------------------                    --------   --------   --------   --------    --------
     PENDING TRANSACTIONS
      --------------------
  1  01/17/97                Avemco Corp.                                   46.7%      49.7%      81.8%      83.3%      80.3%

  2  12/11/96                Alexander & Alexander Services                 23.9%      25.0%      17.6%     -16.2%     -16.7%

  3  09/16/96                Pac Rim Holding Corp.                           0.0%      14.3%      14.3%      26.3%       4.3%

  4  02/20/96                Financial Institutions Insurance Group         10.3%       6.7%      14.3%      18.2%      77.2%

      WITHDRAWN TRANSACTIONS
      ----------------------
  1  02/27/96  (a)           Midland Financial Group Inc                    22.1%      23.4%      26.1%     -22.7%     -19.4%


     ALL DEALS   MEAN                                                       20.6%      23.8%      30.8%      17.8%      25.2%
                 ADJUSTED MEAN (EXCLUDES HIGH & LOW)                        18.8%      20.9%      19.3%       9.4%      21.6%
                 HIGH                                                       46.7%      49.7%      81.8%      83.3%      80.3%
                 LOW                                                         0.0%       6.7%      14.3%     -22.7%     -19.4%


---------------
(a)  ON JULY 25, 1996, DANIELSON ANNOUNCED THAT THE MERGER HAD BEEN WITHDRAWN.


-------------------------------------------------------------------------------
[Logo]                                                                 PAGE 27
-------------------------------------------------------------------------------

------------------------------------------------------------------------------
     SELECTED PROPERTY & CASUALTY INSURANCE MERGER & ACQUISITION ACTIVITY
                           PUBLIC TARGETS:  1992 TO PRESENT
                       COMPLETED DEALS GREATER THAN $50 MILLION


DEAL     DATE           DATE
 #     ANNOUNCED      EFFECTIVE        TARGET NAME                   TARGET BUSINESS DESCRIPTION      ACQUIROR NAME
----   ---------      ---------        -------------------------     ------------------------------   --------------------
       COMPLETED TRANSACTIONS
       ----------------------
  1    07/31/96  (a)  11/25/96         American Re Corp              P&C reinsurance                  Muenchener
                                                                                                      Rueckversicherungs

  2    07/01/96       10/02/96         National Re                   P&C reinsurance                  General Re

  3    08/18/95       12/20/95         Capital Guaranty              Municipal bond insurer           Financial Security
                                                                                                      Assurance

  4    06/19/95       10/03/95         Milwaukee Insurance Group     Automobile insurance             Unitrin Inc

  5    06/13/95       11/01/95         CII Financial Inc             Workers compensation ins svcs    Sierra Health Services Inc

  6    05/11/95       10/19/95         Employee Benefits Plans Inc   Services to self funded program  First Financial Management

  7    04/10/95       01/04/96         Kemper Corp                   Securities brokerage firm        Investor Group - Zurich
                                                                                                      Insurance Group & Insurance
                                                                                                      Partners

  8    01/12/95       04/26/95         Re Capital Corp               Reinsurance company              Zurich Reinsurance Centre

  9    12/19/94       05/22/95         Victoria Financial Corp       Non-standard auto                USF&G Corp

 10    10/18/93       01/20/94         UniCare Financial Corp        Insurance underwriting svcs      Wellpoint Health
                                                                                                      Networks Inc

                                                                     ALL DEALS                        MEAN
                                                                                                      ADJUSTED MEAN (EXCLUDES
                                                                                                        HIGH & LOW)
                                                                                                      HIGH
                                                                                                      LOW


            VALUE
             OF
 DEAL        DEAL                                                                                        TRANSACTION    TRANSACTION
  #         ($MIL)          CONSIDERATION                                FORM                             CY P/E         NY P/E
 ----    -----------        ----------------------------------------     ---------------                -----------    ------------
  1      $  3,058.4         $65 cash/sh com                              Merger                           16.2  x        14.4  x

  2           940.0         $53/share in cash and General Re stock       Acq of Assets                    16.8           15.1
  2                         Stock component must total at least 50%

  3           197.7         6716 sh com plus $5.69                       Merger                           13.5           12.1

  4            94.0         $22 cash/sh com                              Merger                           21.6            N/A

  5            78.3         .37 shs com/sh com                           Merger                           N/A             N/A

  6           170.0         .1975 shs com/sh com                         Merger                           14.6            N/A

  7         1,666.9         $49.50 cash/sh com, revised from $47.50      Merger                           13.8           10.8
                            cash + $2 perf/sh com

  8           199.4         $18.5 cash/sh com, plus $69 mil in asspmtn   Merger                           12.7            N/A
                            of 5.5% conv debenture

  9            53.1         .91572 sh com/sh com                         Merger                           21.9           12.2

 10           145.9         $29 cash/sh com                              Merger                           15.9           13.2

                                                                                                            16.3    X       13.0  X
                                                                                                            16.1            13.0
                                                                                                            21.9            15.1
                                                                                                            12.7            10.8


---------------
(a) ON JULY 31, 1996 THE FIRST PUBLIC REPORTS OF MUNICH RE'S INTEREST IN AMERICAN RE WERE PUBLISHED. THE MERGER WAS PUBLICLY ANNOUNCED ON AUGUST 14, 1996.


-------------------------------------------------------------------------------
[Logo]                                                                 PAGE 28
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     SELECTED PROPERTY & CASUALTY INSURANCE MERGER & ACQUISITION ACTIVITY
                        PUBLIC TARGETS:  1992 TO PRESENT
                    COMPLETED DEALS GREATER THAN $50 MILLION
                                (CONTINUED)


                                                           PREMIUM        PREMIUM        PREMIUM        PREMIUM       PREMIUM
                                                           1 DAY          1 WEEK         4 WEEKS        6 MONTHS    1 YEAR PRIOR
DEAL    DATE           DATE                                PRIOR TO       PRIOR TO       PRIOR TO       PRIOR TO      PRIOR TO
 #    ANNOUNCED     EFFECTIVE     TARGET NAME              ANN DATE       ANN DATE       ANN DATE       ANN DATE       ANN DATE
----  ---------     ---------     --------------------     --------       --------       --------       --------    -------------
    COMPLETED TRANSACTIONS
    ----------------------
  1  07/31/96 (a)                 American Re Corp           27.8%          41.7%          41.7%          53.8%          72.8%

  2  07/01/96                     National Re                40.4%          57.6%          60.6%          39.5%             NA

  3  08/18/95       12/20/95      Capital Guaranty           13.0%          18.0%          28.3%          45.0%          55.7%

  4  06/19/95       10/03/95      Milwaukee Insurance Group  63.0%          63.0%          91.3%         131.6%             NA

  5  06/13/95       11/01/95      CII Financial Inc          51.0%          62.5%          77.4%             NA             NA

  6  05/11/95       10/19/95      Employee Benefits          57.2%          63.8%          63.8%          68.4%           6.2%
                                  Plans Inc

  7  04/10/95       01/04/96      Kemper Corp                20.0%          23.8%          20.7%         -14.1%         -14.7%

  8  01/12/95       04/26/95      Re Capital Corp            51.0%          45.1%          49.5%          46.5%          39.6%

  9  12/19/94       05/22/95      Victoria Financial Corp    49.7%          58.3%          81.3%          75.1%             NA

 10  10/18/93       01/20/94      UniCare Financial Corp     46.8%          41.5%          38.1%             NA             NA

     ALL DEALS    MEAN                                       42.0%          47.5%          55.3%          55.7%          31.9%
                  ADJUSTED MEAN (EXCLUDES HIGH & LOW)        43.0%          49.2%          55.1%          54.7%          33.8%
                  HIGH                                       63.0%          63.8%          91.3%         131.6%          72.8%
                  LOW                                        13.0%          18.0%          20.7%         -14.1%         -14.7%



-----------------------------------
(a) ON JULY 31, 1996 THE FIRST PUBLIC REPORTS OF MUNICH RE'S INTEREST IN AMERICAN RE WERE PUBLISHED. THE MERGER WAS PUBLICLY ANNOUNCED ON AUGUST 14, 1996.


--------------------------------------------------------------------------------
[Logo]                                                                  PAGE 29
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
           SELECTED CROP INSURANCE MERGER & ACQUISITION ACTIVITY
                              1993 TO PRESENT




DEAL    DATE        DATE
 #    ANNOUNCED   EFFECTIVE  TARGET NAME                          TARGET BUSINESS DESCRIPTION    ACQUIROR NAME
----  ---------   ---------  --------------------------------     ---------------------------    -------------------
 1    03/15/95    07/14/95   Dawson Hail Insurance Company        Crop insurance                 Crop Grower Corp.


 2    03/29/93    08/13/93   Redland Group Inc                    Crop insurance                 Acceptance Insurance Companies


         VALUE
           OF
DEAL      DEAL
 #       ($MIL)       CONSIDERATION                                     FORM
----    ---------     -----------------------------------               ---------------
 1      $  11.4       $7 mil cash plus 42,554 shs plus                  Merger
                      $3.4 mil earnout/stock

 2         20.1       1,339 mil shs com plus earnout of 240,000         Merger
                      shs com/com



--------------------------------------------------------------------------------
[Logo]                                                                  PAGE 30
--------------------------------------------------------------------------------

------------------------------------------------------------------------------

             SELECTED CROP INSURANCE MERGER & ACQUISITION ACTIVITY
                                   1993 TO PRESENT
                                     (CONTINUED)

                                                                   Aggregate Value to                 Statutory Data ($  mil)
                                                         ------------------------------------    ----------------------------------
                                                           Net Income                              Net Income
                                                          --------------              Policy      --------------           Policy
Deal  Date       Date                                     Prior  Current    Direct    holders'    Prior  Current   Direct  holders'
 #  Announced  Effective  Target Name                     Year    Year     Premiums   Surplus     Year     Year   Premiums Surplus
---- ---------  ---------  -----------------------------  ----   -------   --------   --------    -----  -------  -------- --------
 1  03/15/95   07/14/95   Dawson Hail Insurance Company  8.9  x   4.1   x   0.3    x   1.4    x  1.280    2.793    44.164   8.204

 2  03/29/93   08/13/93   Redland Group Inc.             NMF      NMF       0.2        1.4      (3.806)  (4.963)  112.654  14.719


-------------------------------------------------------------------------------
[Logo]                                                                  PAGE 31
-------------------------------------------------------------------------------

------------------------------------------------------------------------------

                            DISCOUNTED CASH FLOW ANALYSIS
                                   EXIT AT YEAR 10

                                 DOLLARS IN MILLIONS


                        Terminal Value Multiple to Net Earnings
                   -------------------------------------------------
                     8.0 x     8.5 x     9.0 x     9.5 x    10.0 x
                   -------------------------------------------------
           13%     $  61.7   $  63.9   $  66.1   $  68.3   $  70.5
Discount   14%        57.3      59.3      61.3      63.3      65.3
  Rate     15%        53.3      55.1      57.0      58.8      60.7
           16%        49.6      51.3      53.0      54.7      56.4
           17%        46.3      47.8      49.4      50.9      52.4




                        Terminal Value Multiple to Book Value
                   -------------------------------------------------
                    1.00 x    1.25 x    1.50 x    1.75 x    2.00 x
                   -------------------------------------------------
           13%     $  57.4   $  65.1   $  72.7   $  80.4   $  88.1
Discount   14%        53.4      60.4      67.4      74.5      81.5
  Rate     15%        49.7      56.1      62.6      69.0      75.4
           16%        46.3      52.2      58.1      64.0      69.9
           17%        43.2      48.6      54.1      59.5      64.9





                                      PER SHARE


                           Terminal Value Multiple to Net Earnings
                     ------------------------------------------------
                       8.0 x     8.5 x     9.0 x     9.5 x    10.0 x
                     ------------------------------------------------
           13%      $  7.75   $  8.03   $  8.30   $  8.58   $  8.86
Discount   14%         7.20      7.46      7.71      7.96      8.21
  Rate     15%         6.70      6.93      7.16      7.39      7.62
           16%         6.24      6.45      6.66      6.87      7.08
           17%         5.81      6.01      6.20      6.40      6.59


                          Terminal Value Multiple to Book Value
                  ---------------------------------------------------
                     1.00 x    1.25 x    1.50 x    1.75 x    2.00 x
                  ---------------------------------------------------
           13%      $  7.21   $  8.18   $  9.14   $ 10.11   $ 11.07
Discount   14%         6.71      7.59      8.47      9.36     10.24
  Rate     15%         6.24      7.05      7.86      8.67      9.48
           16%         5.82      6.56      7.30      8.05      8.79
           17%         5.43      6.11      6.79      7.47      8.15


Note:
--------------------------------------------------------------------------------
Based on CFO's model for evaluating financing alternatives.
1997 projections adjusted to reflect settlement of shareholder litigation reported in 1996 results.

--------------------------------------------------------------------------------
[Logo]                                                                   PAGE 32
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                              CHIEF FINANCIAL OFFICER'S

                                 MODEL FOR EVALUATING

                                FINANCING ALTERNATIVES



                                 AT FEBRUARY 28, 1997



--------------------------------------------------------------------------------
[Logo]                                                                  PAGE 33
--------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                 BALANCE SHEET
                     (IN THOUSANDS, EXPECT PER SHARE DATA)


                                  1995      1996      1997      1998      1999
                                -------   -------   -------    ------   -------
ASSETS
 Cash                             6,316     9,259    16,005    18,482    20,628

 Restricted cash                    665     5,150         -         -         -

 Investments                      9,907     6,808         -         -         -

 Receivables - Due carrier       24,571    20,549    19,134    20,090    22,100

 Commissions receivable          12,695     9,590    11,559    11,802    12,615

 Financed premium receivables    23,678    24,101    24,076    23,602    24,782

 Other receivables               44,705    53,523         -         -         -

 Property and equipment, net     11,687     5,242     5,667     6,092     6,438

 Intangibles, net                 9,265     8,662     8,142     7,622     6,941

 Other assets                     8,557    10,632    10,632    10,632    10,632
                                -------   -------   -------    ------   -------
                                152,045   153,516    95,216    98,322   104,136
                                -------   -------   -------    ------   -------
                                -------   -------   -------    ------   -------

LIABILITIES AND EQUITY
 Short - term debt               32,246    24,951    20,465    20,062    21,065

 Long - term debt                 4,189     3,291     2,491     1,691       891

 Premiums - Due carrier          24,571    20,549    19,134    20,091    22,100

 Commissions payable              9,419     7,535     7,969     8,248     8,876

 Other liabilities               37,279    52,949         -         -         -

 Preferred stock                      -    10,000    10,000    10,000    10,000

 Equity                          44,342    34,241    35,157    38,230    41,204
                                -------   -------   -------    ------   -------
                                152,045   153,516    95,216    98,322   104,136
                                -------   -------   -------    ------   -------
                                -------   -------   -------    ------   -------
                                      0        (0)       (0)       (0)       (0)

 Outstanding shares               8,173     7,970     7,970     7,970     7,970
                                -------   -------   -------    ------   -------
                                -------   -------   -------    ------   -------

 Book value per share              5.43      4.30      4.41      4.80      5.17
                                -------   -------   -------    ------   -------
                                -------   -------   -------    ------   -------

                                  2000      2001      2002      2003      2004      2005      2006
                                -------   -------   -------    ------   -------   -------   -------
ASSETS
 Cash                            23,487    28,634    35,045    42,311    51,318    61,717    74,985

 Restricted cash                      -         -         -         -         -         -         -

 Investments                          -         -         -         -         -         -         -

 Receivables - Due carrier       24,310    26,741    29,414    32,356    35,592    39,151    43,066

 Commissions receivable          13,470    14,818    16,299    17,929    19,722    21,694    23,863

 Financed premium receivables    27,260    29,987    32,985    36,284    39,912    43,903    48,294

 Other receivables                    -         -         -         -         -         -         -

 Property and equipment, net      6,702     6,879     7,379     7,879     8,379     8,879     9,379

 Intangibles, net                 5,596     4,184     3,084     2,584     2,184     1,934     1,684

 Other assets                    10,632    10,632    10,632    10,632    10,632    10,632    10,632
                                -------   -------   -------   -------   -------   -------   -------
                                111,458   121,875   134,838   149,975   167,739   187,911   211,903
                                -------   -------   -------   -------   -------   -------   -------
                                -------   -------   -------   -------   -------   -------   -------

LIABILITIES AND EQUITY
 Short - term debt               23,171    25,489    28,037    30,841    33,925    37,318    41,050

 Long - term debt                    91         -         -         -         -         -         -

 Premiums - Due carrier          24,310    26,741    29,414    32,356    35,592    39,151    43,066

 Commissions payable              9,346    10,094    11,281    12,396    13,623    14,972    16,456

 Other liabilities                    -         -         -         -         -         -         -

 Preferred stock                 10,000    10,000    10,000    10,000    10,000    10,000    10,000

 Equity                          44,539    49,551    56,105    64,381    74,599    86,470   101,331
                                -------   -------   -------   -------   -------   -------   -------
                                111,458   121,875   134,838   149,975   167,740   187,911   211,903
                                -------   -------   -------   -------   -------   -------   -------
                                -------   -------   -------   -------   -------   -------   -------
                                     (0)       (0)       (0)       (0)       (0)       (0)       (0)

 Outstanding shares               7,970     7,970     7,970     7,970     7,970     7,970     7,970
                                -------   -------   -------   -------   -------   -------   -------
                                -------   -------   -------   -------   -------   -------   -------

 Book value per share              5.59      6.22      7.04      8.08      9.36     10.85     12.71
                                -------   -------   -------   -------   -------   -------   -------
                                -------   -------   -------   -------   -------   -------   -------

--------------------------------------------------------------------------------
[Logo]                                                                  PAGE 34
--------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                STATEMENT OF OPERATIONS
                        (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                          1996      1997      1998      1999      2000      2001
                                        -------   -------   -------   -------   -------   -------
REVENUES
 Service fees and sales                 105,198    90,285    91,384    95,617   102,965   111,273
 Investment income                        2,228     1,000     1,000     1,050     1,100     1,150
 Other                                    4,334         -         -         -         -         -
                                        -------   -------   -------   -------   -------   -------
                                        111,760    91,285    92,384    96,667   104,065   112,423

COSTS AND EXPENSES
 Agent commissions and
 Other direct costs                      72,690    56,110    58,310    61,389    66,762    70,868
 General and administrative              34,469    26,541    26,541    27,868    29,261    30,724
 Interest                                 1,478     1,675     1,675     1,715     1,755     1,795
 Other                                   14,551     4,500         -         -         -         -
                                        -------   -------   -------   -------   -------   -------
                                        123,188    88,826    86,526    90,972    97,778   103,387

                                        -------   -------   -------   -------   -------   -------
 Net earnings (loss) before taxes       (11,428)    2,459     5,858     5,695     6,287     9,036

 Income taxes                             3,715      (959)   (2,285)   (2,221)   (2,452)   (3,524)

                                        -------   -------   -------   -------   -------   -------
 Net earnings (loss)                     (7,713)    1,500     3,573     3,474     3,835     5,512
                                        -------   -------   -------   -------   -------   -------
                                        -------   -------   -------   -------   -------   -------

 Preferred stock dividend                   239       500       500       500       500       500
                                        -------   -------   -------   -------   -------   -------
                                        -------   -------   -------   -------   -------   -------

                                          2002      2003      2004      2005      2006
                                        -------   -------   -------   -------   -------
REVENUES
 Service fees and sales                 122,401   134,608   148,034   162,802   179,044
 Investment income                        1,200     1,250     1,300     1,350     1,400
 Other                                        -         -         -         -         -
                                        -------   -------   -------   -------   -------
                                        123,601   135,858   149,334   164,152   180,444

COSTS AND EXPENSES
 Agent commissions and
   other direct costs                    77,942    85,723    94,282   104,572   114,054
 General and administrative              32,260    33,873    35,567    37,345    39,213
 Interest                                 1,835     1,875     1,915     1,955     1,995
 Other                                        -         -         -         -         -
                                        -------   -------   -------   -------   -------
                                        112,037   121,471   131,764   143,872   155,262

                                        -------   -------   -------   -------   -------
 Net earnings (loss) before taxes        11,564    14,387    17,570    20,280    25,182

 Income taxes                            (4,510)   (5,611)   (6,852)   (7,909)   (9,821)

                                        -------   -------   -------   -------   -------
 Net earnings (loss)                      7,054     8,776    10,718    12,371    15,361
                                        -------   -------   -------   -------   -------
                                        -------   -------   -------   -------   -------


 Preferred stock dividend                   500       500       500       500       500
                                        -------   -------   -------   -------   -------
                                        -------   -------   -------   -------   -------

--------------------------------------------------------------------------------
[Logo]                                                                  PAGE 35
--------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                       CASH FLOWS
                                    (IN THOUSANDS)

                                          1996      1997      1998      1999      2000      2001
                                         ------    ------    ------    ------    ------    ------
Net earnings (loss)                      (7,713)    1,500     3,573     3,474     3,835     5,512
 Depreciation and amortization            3,273     2,795     2,795     2,935     3,081     3,235
 Capital expenditures                    (3,225)   (2,700)   (2,700)   (2,600)   (2,000)   (2,000)
 Dividends                                 (239)     (500)     (500)     (500)     (500)     (500)
 Investments                              3,099     6,808         -         -         -         -
 Changes in  long-term debt                (898)     (800)     (800)     (800)     (800)      (91)
 Changes in short-term debt              (7,295)   (4,486)     (403)    1,003     2,107     2,317
 Preferred stock                         10,000         -         -         -         -         -
 Stock transactions                      (2,387)      (84)        -         -         -         -
 Change in receivables                   (2,115)   52,994      (725)   (4,002)   (5,544)   (6,504)
 Change in payables                       9,765   (53,930)    1,236     2,637     2,680     3,179
 Other                                    5,164         -         -         -         -         -
                                         ------    ------    ------    ------    ------    ------
                                          7,429     1,596     2,476     2,147     2,859     5,147

 Cash, Beg of Year                        6,981    14,409    16,005    18,482    20,628    23,487

                                         ------    ------    ------    ------    ------    ------
 Cash, End of Year                       14,410    16,005    18,482    20,628    23,487    28,634
                                         ------    ------    ------    ------    ------    ------
                                         ------    ------    ------    ------    ------    ------
                                              1         -

Property and equipment
 Beginning balance                       11,687     5,242     5,667     6,092     6,438     6,702
   Additions                              2,313     2,000     2,000     2,000     2,000     2,000
   Depreciation                          (1,758)   (1,575)   (1,575)   (1,654)   (1,736)   (1,823)
   Net sales                             (7,000)        -         -         -         -         -
                                         ------    ------    ------    ------    ------    ------
 Ending balance                           5,242     5,667     6,092     6,438     6,702     6,879
                                         ------    ------    ------    ------    ------    ------
                                         ------    ------    ------    ------    ------    ------

Intangibles
 Beginning balance                        9,265     8,662     8,142     7,622     6,941     5,596
   Additions                                912       700       700       600         -         -
   Amortization                          (1,515)   (1,220)   (1,220)   (1,281)   (1,345)   (1,412)
   Other                                      -         -         -         -         -         -
                                         ------    ------    ------    ------    ------    ------
 Ending balance                           8,662     8,142     7,622     6,941     5,596     4,184
                                         ------    ------    ------    ------    ------    ------
                                         ------    ------    ------    ------    ------    ------

                                          2002      2003      2004      2005      2006
                                         ------    ------    ------   -------    ------
Net earnings (loss)                       7,054     8,776    10,718    12,371    15,361
 Depreciation and amortization            2,600     2,000     1,900     1,750     1,750
 Capital expenditures                    (2,000)   (2,000)   (2,000)   (2,000)   (2,000)
 Dividends                                 (500)     (500)     (500)     (500)     (500)
 Investments                                  -         -         -         -         -
 Changes in  long-term debt                   -         -         -         -         -
 Changes in short-term debt               2,549     2,804     3,084     3,392     3,732
 Preferred stock                              -         -         -         -         -
 Stock transactions                           -         -         -         -         -
 Change in receivables                   (7,153)   (7,870)   (8,657)   (9,522)  (10,475)
 Change in payables                       3,861     4,057     4,463     4,908     5,399
 Other                                        -         -         -         -         -
                                         ------    ------    ------   -------    ------
                                          6,410     7,267     9,007    10,399    13,267

 Cash, Beg of Year                       28,634    35,045    42,311    51,318    61,717

                                         ------    ------    ------   -------    ------
 Cash, End of Year                       35,045    42,311    51,318    61,717    74,985
                                         ------    ------    ------   -------    ------
                                         ------    ------    ------   -------    ------


Property and equipment
 Beginning balance                        6,879     7,379     7,879     8,379     8,879
   Additions                              2,000     2,000     2,000     2,000     2,000
   Depreciation                          (1,500)   (1,500)   (1,500)   (1,500)   (1,500)
   Net sales                                  -         -         -         -         -
                                         ------    ------    ------   -------    ------
 Ending balance                           7,379     7,879     8,379     8,879     9,379
                                         ------    ------    ------   -------    ------
                                         ------    ------    ------   -------    ------

Intangibles
 Beginning balance                        4,184     3,084     2,584     2,184     1,934
   Additions                                  -         -         -         -         -
   Amortization                          (1,100)     (500)     (400)     (250)     (250)
   Other                                      -         -         -         -         -
                                         ------    ------    ------   -------    ------
 Ending balance                           3,084     2,584     2,184     1,934     1,684
                                         ------    ------    ------   -------    ------
                                         ------    ------    ------   -------    ------


--------------------------------------------------------------------------------
[Logo]                                                                  PAGE 36
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                     1997 SUMMARY

                                                        Agency       Corporate          Consolidated
                                                      operations     operations          operations
                                                      ----------     ----------          ----------
Service fees and sales                                90,285,348              0          90,285,348
Investment income                                      1,000,000              0           1,000,000
                                                      ----------     ----------          ----------
                             Total revenues           91,285,348              0          91,285,348

Agent commissions and other direct costs              56,110,405              0          56,110,405
General and administrative costs                      21,857,943      4,682,752          26,540,695
Non-core expenses                                              0              0           4,500,000
ESOP contribution                                              0              0                   0
Interest expense                                       1,553,000        122,000           1,675,000
                                                      ----------     ----------          ----------
                             Total expenses           79,521,348      4,804,752          88,826,100

                                                      ----------     ----------          ----------
                             Net contribution         11,764,000     (4,804,752)          2,459,248
                                                      ----------     ----------
                                                      ----------     ----------

                                                                           Income taxes    (959,107)    39.0%

                                                                                         ----------
                                                                           Net earnings   1,500,141

                                                              Preferred stock dividends     500,000

                                                                                         ----------
                                          Net earnings available to common stockholders   1,000,141
                                                                                         ----------
                                                                                         ----------

-------------------------------------------------------------------------------
 [Logo]                                                                 PAGE 37
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                     1998 SUMMARY

                                                        Agency       Corporate          Consolidated
                                                      operations     operations          operations
                                                      ----------     ----------          ----------
Service fees and sales                                91,384,037              0          91,384,037
Investment income                                      1,000,000              0           1,000,000
                                                      ----------     ----------          ----------
                             Total revenues           92,384,037              0          92,384,037

Agent commissions and other direct costs              58,310,022              0          58,310,022
General and administrative costs                      21,857,943      4,682,752          26,540,695
ESOP contribution                                              0              0                   0
Interest expense                                       1,553,000        122,000           1,675,000
                                                      ----------     ----------          ----------
                             Total expenses           81,720,965      4,804,752          86,525,717

                                                      ----------     ----------          ----------
                             Net contribution         10,663,072     (4,804,752)          5,858,320
                                                      ----------     ----------
                                                      ----------     ----------
                                                                           Income taxes  (2,284,745)    39.0%

                                                                                         ----------
                                                                           Net earnings   3,573,575

                                                              Preferred stock dividends     500,000

                                                                                         ----------
                                          Net earnings available to common stockholders   3,073,575
                                                                                         ----------
                                                                                         ----------

-------------------------------------------------------------------------------
 [Logo]                                                                 PAGE 38
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                     1999 SUMMARY

                                                        Agency       Corporate          Consolidated
                                                      operations     operations          operations
                                                      ----------     ----------          ----------
Service fees and sales                                95,616,548              0          95,616,548
Investment income                                      1,050,000              0           1,050,000
                                                      ----------     ----------          ----------
                             Total revenues           96,666,548              0          96,666,548

Agent commissions and other direct costs              61,388,634              0          61,388,634
General and administrative costs                      22,950,840      4,916,890          27,867,730
ESOP contribution                                              0              0                   0
Interest expense                                       1,603,000        112,000           1,715,000
                                                      ----------     ----------          ----------
                             Total expenses           85,942,474      5,028,890          90,971,364

                                                      ----------     ----------          ----------
                             Net contribution         10,724,074     (5,028,890)          5,695,184
                                                      ----------     ----------
                                                      ----------     ----------

                                                                           Income taxes  (2,221,122)    39.0%

                                                                                         ----------
                                                                           Net earnings   3,474,062

                                                              Preferred stock dividends     500,000

                                                                                         ----------
                                          Net earnings available to common stockholders   2,974,062
                                                                                         ----------
                                                                                         ----------

-------------------------------------------------------------------------------
 [Logo]                                                                 PAGE 39
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                     2000 SUMMARY

                                                        Agency       Corporate          Consolidated
                                                      operations     operations          operations
                                                      ----------     ----------          ----------
Service fees and sales                               102,964,712              0         102,964,712
Investment income                                      1,100,000              0           1,100,000
                                                      ----------     ----------          ----------
                             Total revenues          104,064,712              0         104,064,712

Agent commissions and other direct costs              66,761,628              0          66,761,628
General and administrative costs                      24,098,382      5,162,734          29,261,116
ESOP contribution                                              0              0                   0
Interest expense                                       1,653,000        102,000           1,755,000
                                                      ----------     ----------          ----------
                             Total expenses           92,513,011      5,264,734          97,777,745

                                                      ----------     ----------          ----------
                             Net contribution         11,551,702     (5,264,734)          6,286,967
                                                      ----------     ----------
                                                      ----------     ----------

                                                                           Income taxes  (2,451,917)    39.0%

                                                                                         ----------
                                                                           Net earnings   3,835,050

                                                              Preferred stock dividends     500,000

                                                                                         ----------
                                          Net earnings available to common stockholders   3,335,050
                                                                                         ----------
                                                                                         ----------

-------------------------------------------------------------------------------
 [Logo]                                                                 PAGE 40
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                     2001 SUMMARY

                                                        Agency       Corporate          Consolidated
                                                      operations     operations          operations
                                                      ----------     ----------          ----------
Service fees and sales                               111,273,373              0         111,273,373
Investment income                                      1,150,000              0           1,150,000
                                                      ----------     ----------          ----------
                             Total revenues          112,423,373              0         112,423,373

Agent commissions and other direct costs              70,868,101              0          70,868,101
General and administrative costs                      25,303,301      5,420,871          30,724,172
ESOP contribution                                              0              0                   0
Interest expense                                       1,703,000         92,000           1,795,000
                                                      ----------     ----------          ----------
                             Total expenses           97,874,402      5,512,871         103,387,273

                                                      ----------     ----------          ----------
                             Net contribution         14,548,971     (5,512,871)          9,036,100
                                                      ----------     ----------
                                                      ----------     ----------

                                                                           Income taxes  (3,524,079)    39.0%

                                                                                         ----------
                                                                           Net earnings   5,512,021

                                                              Preferred stock dividends     500,000

                                                                                         ----------
                                          Net earnings available to common stockholders   5,012,021
                                                                                         ----------
                                                                                         ----------

-------------------------------------------------------------------------------
 [Logo]                                                                 PAGE 41
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                     2002 SUMMARY

                                                        Agency       Corporate          Consolidated
                                                      operations     operations          operations
                                                      ----------     ----------          ----------
Service fees and sales                               122,400,710              0         122,400,710
Investment income                                      1,200,000              0           1,200,000
                                                      ----------     ----------          ----------
                             Total revenues          123,600,710              0         123,600,710

Agent commissions and other direct costs              77,941,913              0          77,941,913
General and administrative costs                      26,568,466      5,691,914          32,260,381
ESOP contribution                                              0              0                   0
Interest expense                                       1,753,000         82,000           1,835,000
                                                      ----------     ----------          ----------
                             Total expenses          106,263,379      5,773,914         112,037,293

                                                      ----------     ----------          ----------
                             Net contribution         17,337,331     (5,773,914)         11,563,417
                                                      ----------     ----------
                                                      ----------     ----------

                                                                           Income taxes  (4,509,733)    39.0%

                                                                                         ----------
                                                                           Net earnings   7,053,684

                                                              Preferred stock dividends     500,000

                                                                                         ----------
                                          Net earnings available to common stockholders   6,553,684
                                                                                         ----------
                                                                                         ----------

-------------------------------------------------------------------------------
 [Logo]                                                                 PAGE 42
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                     2003 SUMMARY

                                                        Agency       Corporate          Consolidated
                                                      operations     operations          operations
                                                      ----------     ----------          ----------
Service fees and sales                               134,608,023              0         134,608,023
Investment income                                      1,250,000              0           1,250,000
                                                      ----------     ----------          ----------
                             Total revenues          135,858,023              0         135,858,023

Agent commissions and other direct costs              85,723,106              0          85,723,106
General and administrative costs                      27,896,890      5,976,510          33,873,400
ESOP contribution                                              0              0                   0
Interest expense                                       1,803,000         72,000           1,875,000
                                                      ----------     ----------          ----------
                             Total expenses          115,422,996      6,048,510         121,471,506

                                                      ----------     ----------          ----------
                             Net contribution         20,435,027     (6,048,510)         14,386,517
                                                      ----------     ----------
                                                      ----------     ----------

                                                                           Income taxes  (5,610,742)    39.0%

                                                                                         ----------
                                                                           Net earnings   8,775,776

                                                              Preferred stock dividends     500,000

                                                                                         ----------
                                          Net earnings available to common stockholders   8,275,776
                                                                                         ----------
                                                                                         ----------

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                                     2004 SUMMARY

                                                        Agency       Corporate          Consolidated
                                                      operations     operations          operations
                                                      ----------     ----------          ----------
Service fees and sales                               148,034,430              0         148,034,430
Investment income                                      1,300,000              0           1,300,000
                                                      ----------     ----------          ----------
                             Total revenues          149,334,430              0         149,334,430

Agent commissions and other direct costs              94,282,419              0          94,282,419
General and administrative costs                      29,291,734      6,275,336          35,567,070
ESOP contribution                                              0              0                   0
Interest expense                                       1,853,000         62,000           1,915,000
                                                      ----------     ----------          ----------
                             Total expenses          125,427,153      6,337,336         131,764,489

                                                      ----------     ----------          ----------
                             Net contribution         23,907,276     (6,337,336)         17,569,941
                                                      ----------     ----------
                                                      ----------     ----------

                                                                           Income taxes  (6,852,277)    39.0%

                                                                                         ----------
                                                                           Net earnings  10,717,664

                                                              Preferred stock dividends     500,000

                                                                                         ----------
                                          Net earnings available to common stockholders  10,217,664
                                                                                         ----------
                                                                                         ----------

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                                     2005 SUMMARY

                                                        Agency       Corporate          Consolidated
                                                      operations     operations          operations
                                                      ----------     ----------          ----------
Service fees and sales                               162,801,757              0         162,801,757
Investment income                                      1,350,000              0           1,350,000
                                                      ----------     ----------          ----------
                             Total revenues          164,151,757              0         164,151,757

Agent commissions and other direct costs             104,572,089              0         104,572,089
General and administrative costs                      30,756,321      6,589,102          37,345,423
ESOP contribution                                              0              0                   0
Interest expense                                       1,903,000         52,000           1,955,000
                                                      ----------     ----------          ----------
                             Total expenses          137,231,410      6,641,102         143,872,512

                                                      ----------     ----------          ----------
                             Net contribution         26,920,347     (6,641,102)         20,279,245
                                                      ----------     ----------
                                                      ----------     ----------

                                                                           Income taxes  (7,908,906)    39.0%

                                                                                         ----------
                                                                           Net earnings  12,370,339

                                                              Preferred stock dividends     500,000

                                                                                         ----------
                                          Net earnings available to common stockholders  11,870,339
                                                                                         ----------
                                                                                         ----------

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                                     2006 SUMMARY

                                                        Agency       Corporate          Consolidated
                                                      operations     operations          operations
                                                      ----------     ----------          ----------
Service fees and sales                               179,044,012              0         179,044,012
Investment income                                      1,400,000              0           1,400,000
                                                      ----------     ----------          ----------
                             Total revenues          180,444,012              0         180,444,012

Agent commissions and other direct costs             114,054,432              0         114,054,432
General and administrative costs                      32,294,137      6,918,557          39,212,694
ESOP contribution                                              0              0                   0
Interest expense                                       1,953,000         42,000           1,995,000
                                                      ----------     ----------          ----------
                             Total expenses          148,301,569      6,960,557         155,262,127

                                                      ----------     ----------          ----------
                             Net contribution         32,142,443     (6,960,557)         25,181,885
                                                      ----------     ----------
                                                      ----------     ----------

                                                                           Income taxes  (9,820,935)    39.0%

                                                                                         ----------
                                                                           Net earnings  15,360,950

                                                              Preferred stock dividends     500,000

                                                                                         ----------
                                          Net earnings available to common stockholders  14,860,950
                                                                                         ----------
                                                                                         ----------

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